SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 13, 2006
Date of Report (Date of earliest event reported)

ACACIA RESEARCH CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices)

(949) 480-8300
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

ITEM 7.01.   REGULATION FD DISCLOSURE

On February 13, 2006, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: February 13, 2006	By:	/s/ Paul R. Ryan

Name: Paul R. Ryan Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated February 13, 2006, of the Registrant.